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                                   Exhibit 5

Form of Application used with Individual Variable Annuity Contracts


                                      42
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                   Connecticut Mutual Life Insurance Company
                     Panorama Variable Annuity Application
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

[_] Deferred Annuity
[_] Immediate Annuity (Part 9 must be completed)                                Contract Number
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
  1. Annuitant Information
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   a. Name (First, MI, Last)                                                    b. Social Security Number

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   c. Address (No., Street, City, State. Zip)                                   d. Birth Date (Mo/Day/Yr)

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   e. Sex                    f. Occupation                                      g. Telephone Number
                                                                                   (     )
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   2. Contract Owner Information - (If other than proposed annuitant) NOTE: Joint Ownership not allowed.
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   a. Trustee or Plan Sponsor Name/Custodial Registration                       b. Tax I.D. Soc. Sec. Number

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    c. Address (No., Street, City, State, Zip)                                  d. Telephone Number
                                                                                   (      )
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    e. Exact Qualified Plan Name                                                f. Plan Year (Mo/Day/Yr)

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    3. Beneficiary Information
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    a. Primary (Full Name)                           b. Relationship                  c. Social Security Number

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    d. Address (No., Street, City, State, Zip)

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    e. Contingent (Full Name)                        f. Relationship                  g. Social Security Number

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    h. Address (No., Street, City, State. Zip)

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   4. Plan Information                                                6. Contract Maturity Date (Mo/day/Yr)
                                                                                                           -------------------------
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    a. Qualified                                                      7. Contract Information
       [_] Tax Sheltered Annuity - Section 403(b) Billing Information --------------------------------------------------------------

                                                                       a. Initial premium payment $_______(if attached)
        ----------------------------------------------------------     b. Subsequent premium amounts:
        Franchise Name                                                    $________________  Number of installments: _____________
                                                                          $________________  Monthly (skip months_________________)
        ----------------------------------------------------------        $________________  Quarterly
        Address                                                           $________________  Semi-Annually
                                                                          [_] Flexible (no billing)
        ----------------------------------------------------------        [_] Monthly Check Service (submit F584 authorization)

        City, State, Zip                                               c. [_] Automatic Investment Plan (submit F8155 authorization)

                                                                       d. Will this contract replace or change any existing life
    [_] Individual Retirement Annuity                                     insurance or annuity?
        Tax year in which initial premium payment will be                 [_] Yes [_] No If yes, please submit required documents.
        deducted (if applicable)                                      --------------------------------------------------------------
                                                                      8. Sub-account Allocation Instructions
       _________ Rollover    _______ Qualified Pension Plan           --------------------------------------------------------------

       _________ Transfer    _______ Existing IRA
    [_] Simplified Employee Pension (SEP/IRA)                          a. Initial premium payment
    [_] Keogh                                                             Money Market ______________%    Income ______________%
    [_] Corporate, Plan Type: ________________                            Total Return ______________%    Growth ______________%
    [_] Deferred Compensation Plan Section 457                         b. Subsequent premium amounts (if different than above)
    [_] Other: _______________________________                            Money Market ______________%    Income ______________%
    b. Non-Qualified                                                      Total Return ______________%    Growth ______________%
        Individual Plan
    c. Franchise number (if applicable)_____________
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    5. Is Waiver of Premium desired?
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         [_] Yes [_]  No                                               NOTE: Please do not use fractional percentages. Written
                                                                             authorization is required to change a premium
                                                                             allocation schedule.
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F32a-88
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
9. Complete the following if an Immediate Annuity has been elected:
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a. [_] Option A-Life Annuity                                        b.  [_] Do not withhold any federal income tax from my payments.

   [_] Option B -Life Annuity with Period Certain                       [_] Do not withhold federal income tax from my payments.
       (months: __ 6O  100  _ 120_ 240)                             NOTE: Proof of age must be submitted with application.
  [_]  Option C -Unit Refund Life Annuity
  [_]  Option D-Joint and Two-Thirds Survivor Annuity
       Second Annuitant:
                        ----------------------------------------
       Relationship:
                        ----------------------------------------
       Date of Birth:
                        ----------------------------------------

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10. Miscellaneous Instructions/Comments
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11.  For Home Office Use Only
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Minor corrections (no change will be made in the amount of annuity, amount of premium, classification, age at issue, or benefits unless agreed to in writing.)

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12. Applicant/Owner (Trustee) Signature
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  I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any contract issued by the Company. ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT WHEN
  BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current Panorama Separate Account Prospectus and Connecticut Mutual Financial Services Series Fund I Prospectus.

  Under penalties of perjury, I, the owner, certify that the taxpayer identification number given on this application is correct.
  I also certify that: (Check one)

   a. [_] The IRS has not notified me that I am currently subject to   b. [_]  I am exempt from backup withholding, or
          backup withholding, or                                       c. [_]  I am currently subject to backup withholding.

   Signed at:                                                     On:
             ---------------------   --------------------             --------------
                     City                     State                        Date

   Signatures:
              ---------------------------------------------------      -----------------------------------------------------------
                          Annuitant's Signature                              Signature of applicant, if other than annuitant


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13. Agent Replacement Information
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Will this contract replace any existing life insurance or annuity  [_] Yes  [_] No
If yes. I have complied with all state replacement requirements. Required replacement forms and information must be submitted to the
Company.

This replacement is meant to be a tax-free exchange under Section 1035:    [_] Yes [_] No

                      WITNESS                                                              CML 5 Digit           Commission
Signature of Licensed Agent(s)                           Printed Name of Agent             Agent Code            % Split

(I)
   ---------------------------------------              --------------------------------   --------------       ------------------

(2)
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(3)
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 -----------------------------------------              ----------------------------------- --------------------------------------
 GA Name                                                Agency Address           City                 State                Zip

                       (    )
-------------------    -------------------------------
 Agency Number         Agency Telephone Number


                                                                                           [LOGO OF CONNECTICUT MUTUAL APPEARS HERE]

                                                                                                           The Blue Chip Company (R)

                                                                                                            Connecticut Mutual
                                                                                                            Life Insurance Company
                                                                                                            140 Garden Street
                                                                                                            Hanford, CT 06154
                                                                                                            (800) 234-5606
F32a-88
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